UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026
NAUTILUS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39434	98-1541723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Eastlake Avenue East Seattle, Washington (Address of principal executive offices)	98102 (Zip code)
(206) 333-2001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NAUT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Nautilus Biotechnology, Inc. (the “Company”) held its 2026 annual meeting of stockholders on June 17, 2026 (the “Annual Meeting”). Of the 127,078,855 shares of the Company’s common stock outstanding as of the record date of April 20, 2026, 85,002,191 shares were represented at the Annual Meeting, either by proxy or by attending the meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:
1.Election of Class II Directors. The following nominees were elected to serve as Class II directors, each to hold office until the Company’s 2029 annual meeting of stockholders or until his respective successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Parag Mallick	67,882,439	2,411,134	14,708,618
Farzad Nazem	67,994,844	2,298,729	14,708,618

2.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions
84,937,704	27,748	36,739

3.Advisory Vote on Executive Compensation: The vote to approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2025 (the “Say on Pay Vote”) was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,994,022	268,341	31,210	14,708,618

4.Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation: The vote to approve, on an advisory basis, the frequency of future Say on Pay Votes was as follows:

1-Year	2-Years	3-Years	Abstentions
69,142,818	6,733	1,112,824	31,198

Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of future Say on Pay Votes. In accordance with the voting results for this proposal, the Company has determined to hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year until the next required non-binding advisory vote on the frequency of future Say on Pay Votes. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2032 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 18, 2026

NAUTILUS BIOTECHNOLOGY, INC.

By:	/s/ Sujal Patel
Name:	Sujal Patel
Title:	Chief Executive Officer